                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  December 1, 2000
                              -------------------

                              b2bstores.com Inc.
                              -------------------
              (Exact Name of Registrant as Specified in Charter)

              Delaware                   1-14798           11-3500746
     ----------------------------     ------------     -------------------
     (State or Other Jurisdiction     (Commission        (IRS Employer
          of Incorporation)           File Number)     Identification No.)

           249 East Ocean Boulevard, Suite 620
                 Long Beach, California                       90802
       --------------------------------------------       ------------
         (Address of Principal Executive Offices)          (Zip Code)

              Registrant's telephone number, including area code
                                (562) 491-7180
                                --------------


                                      N/A
                                      ---
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.        OTHER EVENTS.

                    On December 1, 2000, b2bstores.com, Inc. (the "Company")
               shut down the Company's Internet website upon approval of the Company's Board of Directors. The shut down marked a focused effort on the part of the Company's management to continue to cut operational costs and prepare for alternative business opportunities that the Company has been seeking since June 2000 when the Company hired the investment banking firm of Houlihan, Lokey, Howard & Zukin to aid in the search for such opportunities. Upon completing the shut down of the site, the Company reduced its remaining workforce, leaving only three employees at the Company's operation facility.

                    The shut down was completed subsequent to the announcement by the Company that they had entered into a definitive agreement with IVAX Diagnostics, Inc., a wholly-owned subsidiary of IVAX Corporation ("IVAX"), to merge, as reported in the Company's report on Form 8-K, which was filed on November 30, 2000.

                    On December 1, 2000, the Company issued a press release
               announcing the website shut down, a copy of which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND
               EXHIBITS.

     (c)     Exhibits.

             99.1   Press Release of b2bstores.com, Inc. issued December 1,
                    2000.
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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        B2BSTORES.COM, INC.


Date:  December 4, 2000                 By:  /s/ Richard Kandel
                                             -----------------------------
                                        Name:  Richard Kandel
                                        Title: Chairman of the Board
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                               INDEX TO EXHIBITS
                               -----------------


99.1  Press Release of b2bstores.com, Inc. issued December 1, 2000.